[LOGO]

State of California
Office of the Secretary of State

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this June 17, 1981.

/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: 1079749 ENDORSED FILED in the office of the Secretary of State of the State of California June 17, 1981, March Fong Eu, Secretary of State, Colleen
R. Peterson, Deputy]


                            ARTICLES OF INCORPORATION

                                       OF

                               BAY BANCORPORATION




                                      FIRST
                                      -----
                        The name of this corporation is:


                               BAY BANCORPORATION


                                     SECOND
                                     ------
The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
                                      THIRD
                                      -----
The name and address of this corporation's initial agent for service of process is:

                               Richard M. Kahler
                             1409 Washington Avenue
                             San Leandro, CA 94577

                                     FOURTH
                                     ------
(a) This corporation is authorized to issue two classes of shares designated "Preferred Stock" and "Common Stock", respectively. The number of shares of Preferred Stock authorized to be issued is One Million (1,000,000) and the number of shares of Common Stock authorized to be issued is Twenty Million (20,000,000).
(b) The Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California I, the undersigned incorporator, have executed these Articles of Incorporation this 16th day of June, 1981.

                                    /S/ Steven M. Plevin
                                    --------------------
                                    STEVEN M. PLEVIN

                                   DECLARATION
I declare that I am the person who executed the foregoing Articles of Incorporation and that said instrument is my act and deed.
Executed at San Francisco, California, this 16th day of June, 1981.
                                        /S/  Steven M. Plevin
                                        ---------------------
                                        STEVEN M. PLEVIN

[LOGO]

State of California
Office of the Secretary of State


I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this May 10, 1983.

/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: ENDORSED FILED in the office of the Secretary of State of the State of California May 10, 1983, March Fong Eu, Secretary of State, by James E. Harris,
 Deputy]





                           CERTIFICATE OF AMENDMENT OF


                          ARTICLES OF INCORPORATION OF


                               BAY BANCORPORATION


Robert L. Swanson certifies that:
1. He is the President and Secretary of Bay Bancorporation, a California corporation.
2. ARTICLE FIRST of the Articles of Incorporation  is amended,  in full to read:
The name of this corporation is:

                             BAY COMMERCIAL SERVICES

3. The amendment herein set forth has been duly approved by the Board of Directors.
4. The amendment herein set forth has been duly approved by shareholders holding 100% of the outstanding shares. The corporation has only one class of shares and the number of outstanding shares is 100.
                                              /S/  Robert L. Swanson
                                              ---------------------
                                                  Robert L. Swanson
                                                  President and Secretary

Robert L. Swanson declares under penalty of perjury that he has read the foregoing certificate and knows the contents thereof and that the same is true of his own knowledge.
Executed at San Leandro, California on May 5, 1983.
                                               /S/  Robert L. Swanson
                                              -----------------------
                                                   Robert L. Swanson

 [LOGO]

State of California
Office of the Secretary of State
Corporation Division

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this September 20, 1988.

/s/March Fong Eu
Secretary of State

                                                                         [SEAL]

[STAMP: ENDORSED FILED in the office of the Secretary of State of the State of California, September 16, 1988, March Fong Eu, Secretary of State]




                            CERTIFICATE OF AMENDMENT


                                       OF


                            ARTICLES OF INCORPORATION


                                       OF


                             BAY COMMERCIAL SERVICES

Richard M. Kahler and Randall D. Greenfield certify that:

1. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.


2. ARTICLE FIFTH is added to the Articles of Incorporation to read as follows:


                                     FIFTH

(a) The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
(b) The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions, through agreements with the agents, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code."

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,149,796. The number of shares voting in favor of amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares.

By:   /S/ Richard M. Kahler                By: /S/ Randall D. Greenfield
      ----------------------                   -------------------------
      Richard M. Kahler                         Randall D. Greenfield
      President                                 Secretary
We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Executed at San Leandro, California on August 30, 1988.


/S/ Richard M. Kahler                       /S/ Randall D. Greenfield
---------------------                      --------------------------
Richard M. Kahler                          Randall D. Greenfield

[STAMP: A371240]

[LOGO]

State of California
Office of the Secretary of State
Corporation Division

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this June 12, 1989.

/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: A371240 ENDORSED FILED in the office of the Secretary of State of the State of California June 8, 1989, March Fong Eu, Secretary of State]


                            CERTIFICATE OF AMENDMENT


                                       OF


                            ARTICLES OF INCORPORATION


                                       OF


                             BAY COMMERCIAL SERVICES

Richard M. Kahler and Randall D. Greenfield certify that:
1. They are the duly elected and acting President and secretary, respectively, of Bay Commercial Services, a California corporation.
2. ARTICLE EIGHTH is added to the Articles of  Incorporation to read as follows:
"EIGHTH. Vote Required for Certain Business Combinations.
A.        Definitions.  For the purposes of this Article EIGHTH:
          -----------
          1. "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is Controlled by, or is under common control with another person.


          2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.


          3. "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.


          4. "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof,
(ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership,
(iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and (vi) any Affiliate of any such person.


          5."Beneficial owner" shall mean, as to any shares of voting Stock, a person:


              (a)  who beneficially owns, directly or indirectly, such shares;
                   or

              (b) who has (i) the right to acquire such shares from another person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding. For purposes of this definition, a Person shall be deemed to own any shares and possess all rights owned or possessed, directly or indirectly, by all of its Associates and Affiliates or by any other person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          6. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 4 of paragraph B of this Article EIGHTH.
          7. "Continuing Director" shall mean any member of the Board of Directors of this corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Shareholder involved in a Business Combination, or an Affiliate or Associate of such Interested Shareholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Shareholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Continuing Directors then on the Board.

          8. "Determination Date" shall mean the date on which an Interested Shareholder became such.
          9. "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

          10. "Interested Shareholder" shall mean any Person (other than this corporation, any Subsidiary, any employee benefit plan or trust of this corporation or a Subsidiary or any Person who on April 1, 1989 was a director of this corporation) who or which on or after April 1, 1989:
               (a) is the beneficial owner, directly or indirectly, of more than 5% of the combined voting power of the then outstanding Voting Stock, or is an Affiliate or Associate of such Person; or

               (b) acts with any other Person through or as a partnership (general or limited), syndicate, or other group for the purpose of acquiring, holding or disposing of securities of this corporation, which entity or group is the Beneficial Owner, directly or indirectly, of 5% of the combined voting power of the outstanding Voting Stock; or

               (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to a Public Transaction or any series of transactions involving a Public Transaction.

     Any  reference  to  an  Interested   Shareholder  involved  in  a  Business
Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such Interested Shareholder. For purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 5 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          11. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.

          12. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open market purchase of shares on a national securities exchange or automated quotation system if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.

          13. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that, for the purposes of the definition of Interested
Shareholder the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.


          14. "Voting Stock" shall mean stock of all classes and series of this corporation entitled to vote generally in the election of directors.

B. TRANSACTIONS REQUIRING 66-2/3% AFFIRMATIVE VOTE. In addition to any affirmative vote required by law, by these Articles of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article EIGHTH none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or otherwise.

               1. Any merger or consolidation of this corporation or any Subsidiary with (a) an Interested Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder.


               2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, to or with (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Shareholder of any of the assets of this corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary having an aggregate Fair Market Value of one million dollars or more.


               3. The issuance or transfer by this corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of this corporation or any Subsidiary, or both, to (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Shareholder, except as part of a stock split or dividend in which all shareholders of such class are treated equally, or on the conversion or exchange of securities of this corporation or a Subsidiary acquired by the Interested Shareholders in a transaction approved as herein provided.


               4. Any reclassification of securities (including any reverse stock split), or recapitalization of this corporation, or any merger or consolidation of this corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation or any Subsidiary directly or indirectly beneficially owned by (a) an
               Interested  Shareholder  or (b) any other person  (whether or not itself an Interested Shareholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Shareholder; or as a result of which the shareholders of this corporation would cease to be shareholders of a corporation incorporated under the laws of the State of
               California having, as part of its articles of incorporation, provisions to the same effect as this Article EIGHTH.

C. EXCEPTIONS TO 66-2/3% AFFIRMATIVE VOTE REQUIREMENT. The requirements of paragraph B of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business combination shall require only such affirmative vote as is required by law, by any other provision of these Articles of Incorporation or otherwise, if the Business Combination shall have been Approved by a Majority of the Continuing Directors, or if a state regulatory authority having jurisdiction under the circumstances shall have determined specifically, and not by implication, that the Business Combination is fair to the holders of the Voting Stock, or if all of the following conditions (other than those which are, by their terms, inapplicable) shall have been met.

               1. The transaction constituting the Business Combination shall provide for a consideration per share to be received by all holders of Common Stock in exchange for all of their shares of Common Stock, and the aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:

                             (a) The Fair Market Value per share of Common Stock on the last trading day before the Announcement Date.

                             (b) The average of the Fair Market Values of a share of Common Stock over each trading day in the 90 calendar days immediately prior to the Announcement Date.

                             (c) If the Announcement Date of such Business Combination is within five years of the Determination Date in respect of the Interested Shareholder involved in such Business Combination, the highest per-share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Interested Shareholder to acquire any shares of Common Stock which are or were at any time within such five year period Beneficially Owned by such Interested Shareholder and were acquired by it at any time within such five year period. The price determination in accordance with this subparagraph 1 and the following subparagraph 2 of this
                             paragraph   shall   be   subject   to   appropriate
                             adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event.

               2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of each such class or series of Voting Stock shall be determined in the same manner as provided in subparagraph 1 above.

               3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by the Interested Shareholder involved in such Business Combination in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Shareholder and, if an Interested Shareholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it.

               4. After such Interested Shareholder has become such and prior to the consummation of such Business combination:

                             (a) Except as Approved by a Majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding class of stock having a preference over the Common Stock as to dividends.

                             (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as Approved by a Majority of the Continuing Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split or combination of shares), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is Approved by a Majority of the Continuing Directors.

               5. After the Determination Date such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

               6. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall, at this corporation's expense, be mailed to the shareholders of this corporation, no later than the earlier of (a) 30 days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, 60 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business
               Combination which have been Approved by a Majority of the Continuing Directors and furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of Voting Stock other than an Interested Shareholder if such requirement has been Approved by a Majority of Continuing Directors, (such investment banking firm to be Approved by a Majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by this corporation of such opinion).

D. APPROVAL BY A MAJORITY OF THE CONTINUING DIRECTORS. The power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article EIGHTH, including, without limitation, (1) whether a Person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any Person, (3) whether a Person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article EIGHTH have been met and (5) such other matters with respect to which a determination is required under this Article EIGHTH shall be exercised in a manner Approved by a Majority of Continuing Directors. The good faith determination with respect to such Approval by a Majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article EIGHTH.

E. NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article EIGHTH shall be construed to relieve an Interested Shareholder of any fiduciary obligation imposed by law.

F. AMENDMENT, REVEAL, ETC. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of this corporation or the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of this corporation, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Article EIGHTH."

               3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

               4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,149,796. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a 66-2/3% vote of the outstanding shares.

By: /S/ Richard M. Kahler             By: /S/ Randall D. Greenfield
     -------------------------             ------------------------
     Richard M. Kahler                    Randall D. Greenfield

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.
Executed at San Leandro, California on June 6, 1989.


         /S/  Richard M. Kahler                   /S/  Randall D. Greenfield
        Richard M. Kahler                        Randall D. Greenfield

[STAMP: A376514]

[LOGO]

State of California
Office of the Secretary of State
Corporation Division

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this October 2, 1989.
/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: A376514 ENDORSED FILED in the office of the Secretary of State of the State of California September 15, 1989, March Fong Eu, Secretary of State]

                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                             BAY COMMERCIAL SERVICES

Richard M. Kahler and Randall D. Greenfield certify that:

1. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.
2. ARTICLE NINTH is added to the Articles of  Incorporation  to read as follows:
"NINTH. Prevention of Greenmail.

A. In addition to any affirmative vote required by law or the Articles of Incorporation or the Bylaws of this corporation, and except as otherwise expressly provided in Section B of this Article NINTH, this corporation shall not engage, directly or indirectly, in any Stock Repurchase (as hereinafter defined) from an Interested Shareholder (as hereinafter defined) or an Affiliate (as hereinafter defined) or Associate (as hereinafter defined) of an Interested Shareholder who has beneficially acquired any shares of Voting Stock (as hereinafter defined) within a period of less than two years immediately prior to the date of such proposed Stock Repurchase (or the date of an agreement in respect thereof) without the affirmative vote of not less than a majority of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock which are beneficially owned by persons other than such Interested Shareholder, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be specified, by law or otherwise.
B. The provisions of Section A of this Article NINTH shall not be applicable to any particular Stock Repurchase from an Interested Shareholder, and such Stock Repurchase shall require only such affirmative vote, if any, as is required by law or by any other provision of the Articles of Incorporation or the Bylaws of this corporation, if the conditions specified in either of the following Paragraphs 1 and 2 are met:

                    1. The Stock Repurchase is made pursuant to a tender offer or exchange offer for a class of Capital Stock (as hereinafter defined) made available on the same basis to all holders of such class of Capital Stock.

                    2. The Stock Repurchase is made pursuant to an open market purchase program Approved by a Majority of Continuing Directors (as hereinafter defined), provided that such repurchase is effected on the open market and is not the result of a privately negotiated transaction.

C. For purposes of this Article NINTH:

          1. The term "Stock Repurchase" shall mean any repurchase (or any agreement to repurchase), directly or indirectly, by this corporation or any Subsidiary of any shares of Capital Stock at a price greater than the then Fair Market Value of such shares.

          2. The term "Capital Stock" shall mean all capital stock of this corporation authorized to be issued from time to time under Article FOURTH of the Articles of Incorporation, and the term "Voting Stock" shall mean all Capital Stock entitled to vote on all matters submitted to shareholders of this corporation generally.

          3. The term "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.

          4. The term "person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, direct or indirect, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

          5. The term "Interested Shareholder" shall mean any person (other than this corporation or any subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of this corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of Voting Stock representing five percent (5%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of this corporation and at any time within the two year period immediately prior to the date in question was the beneficial owner of Voting Stock representing five percent (5%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

          6.   A person shall be a  "beneficial  owner" of any Capital Stock (a)
               which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Shareholder pursuant to Paragraph 4 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of Paragraph 5 of this Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          7. The term "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person.

          8. The term "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof, (ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership, (iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and (vi) any Affiliate of any such person.

          9. The term "Subsidiary" means any corporation of which a majority of any class of equity security is beneficially owned by this corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in Paragraph 4 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is beneficially owned by this corporation.

          10. The term "Continuing Director" means any member of the Board of Directors of this corporation (the "Board"), while such person is a member of the Board, who is not an Affiliate, Associate or representative of the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director, while such successor is a member of the Board, provided that such successor is not an Affiliate, Associate, or representative of the Interested Shareholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

          11. The term "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

D. The Board of Directors shall have the power and duty to determine for the purposes of this Article NINTH, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Shareholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another and (d) whether the consideration to be paid in any Stock Repurchase has an aggregate Fair Market Value in excess of the then Fair Market Value of the shares of Capital Stock being repurchased. Any such determination made in good faith shall be binding and conclusive on all parties.

E. Nothing contained in this Article NINTH shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

F.Notwithstanding any other provisions of the Articles of Incorporation or the Bylaws of this corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, the Articles of Incorporation or the Bylaws of this corporation), the affirmative vote of the shareholders having not less than a majority of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock which are beneficially owned by persons other than any Interested Shareholder and its Affiliates and Associates, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article NINTH.
          3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

          4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,149,796. The number of shares voting in favor of the amendments equaled or exceeded the vote required, such required vote being a majority of the outstanding shares.

               /S/  Richard M. Kahler             /S/  Randall D. Greenfield
               -------------------------         ----------------------------
               Richard M. Kahler                 Randall D. Greenfield
               President                         Secretary

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.
Executed at San Leandro, California on July 12, 1989.

/S/  Richard M. Kahler                 /S/  Randall D. Greenfield
     -------------------------             --------------------------
     Richard M. Kahler                     Randall D. Greenfield

STAMP: A378128 ENDORSED FILED in the office of the Secretary of State of the State of California October 12, 1989, March Fong Eu, Secretary of State]


                            CERTIFICATE OF AMENDMENT


                                       OF


                            ARTICLES OF INCORPORATION


                                       OF


                             BAY COMMERCIAL SERVICES

Richard M. Kahler and Randall D. Greenfield certify that:
1. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.

2. ARTICLE SIXTH is added to the Articles of  Incorporation  to read as follows:
"SIXTH. Consideration of Nonmonetary-Factors in Certain Transactions. The Board of Directors of this corporation may, and it is hereby declared a proper corporate purpose for the Board of Directors, if it deems it advisable, to oppose any offer, proposal or attempt by any corporation or other business entity, person or group to (a) make any tender or other offer to acquire any of this corporation's securities; (b) merge or consolidate this corporation with or into another entity; (c) purchase or otherwise acquire all or substantially all of the assets of this corporation; or (d) make any transaction similar in purpose or effect to any of the above. In considering whether to oppose, recommend or remain neutral with respect to any of the aforesaid offers, proposals or plans, the Board of Directors shall evaluate what is in the best interests of this corporation and its shareholders and shall consider any pertinent factors which may include but are not limited to any of the following:
          (1) Whether the offering price, whether in cash or in securities, is adequate and acceptable based upon both the current market price of this corporation's securities and the historical and present operating results or financial condition of this corporation;

          (2) Whether a price more favorable to the shareholders may be obtained now or in the future from other offerors and whether this corporation's continued existence as an independent corporation will affect the future value of this corporation;

          (3) The impact the offer would have an the employees, depositors, clients and customers of this corporation or its subsidiaries and the communities which they serve;

          (4) The present and historical financial position of the offeror, its reputation in the communities which it serves and the social and/or economic effect which the reputation and practices of the offeror or its management and affiliates would have upon the employees, depositors and customers of this corporation and the community which this corporation serves;

          (5) An analysis of the value of securities (if any) offered in exchange for this corporation's securities; and

          (6) Any anti-trust or other legal or regulatory issues raised by the offer.


3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.
6. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,149,796. The number of shares voting in favor of the amendments equaled or exceeded the vote required, such required vote being a majority of the outstanding shares

               /S/  Richard M. Kahler       /S/  Randall D. Greenfield
               ------------------------    -----------------------------
               Richard M. Kahler           Randall D. Greenfield
               President                   Secretary


We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge. Executed at San Leandro, California on September 29, 1989.



               /S/  Richard M. Kahler        /S/  Randall D. Greenfield
               ------------------------     -----------------------------
               Richard M. Kahler            Randall D. Greenfield

[STAMP: A378129]




[LOGO]

State of California
Office of the Secretary of State

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this November ___, 1989.

/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: A378129 ENDORSED FILED in the office of the Secretary of State of the State of California October 12, 1989, March Fong Eu, Secretary of State,
 Colleen R. Peterson, Deputy]





                            CERTIFICATE OF AMENDMENT


                          OF ARTICLES OF INCORPORATION


                           OF BAY COMMERCIAL SERVICES




Richard M. Kahler and Randall D. Greenfield certify that:
1. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.
2. ARTICLE SEVENTH is added to the Articles of Incorporation to read as follows:
"SEVENTH. SHAREHOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken at any annual or special meeting of shareholders of this corporation may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that the board of directors of this corporation, by resolution, shall have previously approved any such action. Notwithstanding the foregoing, this ARTICLE SEVENTH shall not apply to any matter which may be approved by action of the shareholders of the corporation acting alone."

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

               1. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,149,796. The number of shares voting in favor of the amendments equaled or exceeded the vote required, such required vote being a majority of the outstanding shares.





               /S/  Richard M. Kahler         /S/  Randall D. Greenfield
               ----------------------        ----------------------------
               Richard M. Kahler             Randall D. Greenfield
               President                     Secretary

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Executed at San Leandro, California on September 29, 1989.


               /S/ Richard M. Kahler          /S/ Randall D. Greenfield
               -----------------------       ---------------------------
               Richard M. Kahler             Randall D. Greenfield

[STAMP A404489]



[LOGO]

State of California
Office of the Secretary of State

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this June 18, 1991.

/s/March Fong Eu
Secretary of State

[SEAL]

 [STAMP: A404489 ENDORSED FILED in the office of the Secretary of State of the State of California June 7, 1991, March Fong Eu, Secretary of State]


                            CERTIFICATE OF AMENDMENT


                          OF ARTICLES OF INCORPORATION


                           OF BAY COMMERCIAL SERVICES




Richard M. Kahler and Randall D. Greenfield certify that:
1. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.
2. The following amendment is readopted pursuant to Section 710 of the California Corporations Code. ARTICLE EIGHTH is added to the Articles of Incorporation to read as follows:
"EIGHTH.  Vote Required for Certain Business Combinations.
          -----------------------------------------------
A. DEFINITIONS.  For the purposes of this Article EIGHTH:
1. "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person.
2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.
3. "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.
4. "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof, (ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership, (iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof,
(iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and any Affiliate of any such person.
5. "Beneficial Owner" shall mean, as to any shares of Voting Stock, a person:

          (a)  who beneficially owns, directly or indirectly, such shares; or

          (b) who has (i) the right to acquire such shares from another person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding. For purposes of this definition, a Person shall be deemed to own any shares and possess all rights owned or possessed, directly or indirectly, by all of its Associates and Affiliates or by any other person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.
6. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 4 of paragraph B of this Article EIGHTH.
7. "Continuing Director" shall mean any member of the Board of Directors of this corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Shareholder involved in a Business Combination, or an Affiliate or Associate of such Interested Shareholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Shareholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Continuing Directors then on the Board.

8. "Determination Date" shall mean the date on which an Interested Shareholder became such.

9. "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.
10. "Interested Shareholder" shall mean any Person (other than this corporation, any Subsidiary, any employee benefit plan or trust of this corporation or a Subsidiary or any Person who on April 1, 1989 was a director of this corporation) who or which on or after April 1, 1989:

          (a) is the beneficial owner, directly or indirectly, of more than 5% of the combined voting power of the then outstanding Voting Stock, or is an Affiliate or Associate of such Person; or

          (b) acts with any other Person through or as a partnership (general or limited), syndicate, or other group for the purpose of acquiring, holding or disposing of securities of this corporation, which entity or group is the Beneficial Owner, directly or indirectly, of 5% of the combined voting power of the outstanding Voting Stock; or

          (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to a Public Transaction or any series of transactions involving a Public Transaction.

Any reference to an Interested Shareholder involved in a Business Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such Interested Shareholder. For purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 5 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
11. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.
12. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open market purchase of shares on a national securities exchange or automated quotation system if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.
13. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that, for the purposes of the definition of Interested Shareholder the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.
14. "Voting Stock" shall mean stock of all classes and series of this corporation entitled to vote generally in the election of directors.
B. TRANSACTIONS REQUIRING 66-2/3% AFFIRMATIVE VOTE. In addition to any affirmative vote required by law, by these Articles of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article EIGHTH none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or otherwise.
          1. Any merger or consolidation of this corporation or any Subsidiary with (a) an Interested Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder which is, or after such merger or consolidation would be, an Interested
               Shareholder or an Affiliate or Associate of an Interested Shareholder.

          2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, to or with (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Shareholder of any of the assets of this corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary having an aggregate Fair Market Value of one million dollars or more.

          3. The issuance or transfer by this corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of this corporation or any Subsidiary, or both, to (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Shareholder, except as part of a stock split or dividend in which all shareholders of such class are treated equally, or on the conversion or exchange of securities of this corporation or a Subsidiary acquired by the Interested Shareholders in a transaction approved as herein provided.

          4. Any reclassification of securities (including any reverse stock split), or recapitalization of this corporation, or any merger or consolidation of this corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Shareholder or
               (b) any other person (whether or not itself an Interested Shareholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Shareholder; or as a result of which the shareholders of this corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as part of its articles of incorporation, provisions to the same effect as this Article EIGHTH.

C. EXCEPTIONS TO 66-2/3% AFFIRMATIVE VOTE REQUIREMENT. The requirements of paragraph B of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any other provision of these Articles of Incorporation or otherwise, if the Business Combination shall have been Approved by a Majority of the Continuing Directors, or if a state regulatory authority having jurisdiction under the circumstances shall have determined specifically, and not by implication, that the Business Combination is fair to the holders of the Voting Stock, or if all of the following conditions (other than those which are, by their terms, inapplicable) shall have been met.

          1. The transaction constituting the Business Combination shall provide for a consideration per share to be received by all holders of Common Stock in exchange for all of their shares of Common Stock, and the aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:

               (a) The Fair Market Value per share of Common Stock on the last trading day before the Announcement Date.

               (b) The average of the Fair Market Values of a share of Common Stock over each trading day in the 90 calendar days immediately prior to the Announcement Date.

               (c) If the Announcement Date of such Business Combination is within five years of the Determination Date in respect of the Interested Shareholder involved in such Business Combination, the highest per-share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Interested Shareholder to acquire any shares of Common Stock which are or were at any time within such five year period Beneficially Owned by such Interested Shareholder and were acquired by it at any time within such five year period. The price determination in accordance with this subparagraph 1 and the following subparagraph 2 of this paragraph shall be subject to appropriate adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event.

          2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of each such class or series of Voting Stock shall be determined in the same manner as provided in subparagraph 1 above.

          3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by the Interested Shareholder involved in such Business Combination in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Shareholder and, if an Interested Shareholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it.

          4. After such Interested Shareholder has become such and prior to the consummation of such Business Combination:

               (a) Except as Approved by a Majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding class of stock having a preference over the Common Stock as to dividends.


               (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as Approved by a Majority of the Continuing Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split or combination of shares), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is Approved by a Majority of the Continuing Directors.

          5. After the Determination Date such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

          6. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities
          Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall, at this corporation's expense, be mailed to the shareholders of this corporation, no later than the earlier of (a) 30 days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, 60 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which have been approved by a Majority of the Continuing Directors and furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of Voting Stock other than an Interested Shareholder if such requirement has been Approved by a Majority of Continuing Directors, (such investment banking firm to be Approved by a Majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by this corporation of such opinion).

D. APPROVAL BY A MAJORITY OF THE CONTINUING DIRECTORS. The power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article EIGHTH, including, without limitation, (1) whether a Person is an Interested

Shareholder, (2) the number of shares of Voting Stock beneficially owned by any Person, (3) whether a Person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article EIGHTH have been met and
(5) such other matters with respect to which a determination is required under this Article EIGHTH shall be exercised in a manner Approved by a Majority of Continuing Directors. The good faith determination with respect to such Approval by a Majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article EIGHTH.
E. NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article EIGHTH shall be construed to relieve an Interested Shareholder of any fiduciary obligation imposed by law.
F. AMENDMENT, REPEAL, ETC. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of this corporation or the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of this corporation, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Article EIGHTH."
     3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.
     4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with
        Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,109,985. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being 66-2/3% vote of the outstanding shares.


 /S/  Richard M. Kahler                  /S/ Randall D. Greenfield
---------------------------             ------------------------------
Richard M. Kahler                       Randall D. Greenfield
President                               Secretary


We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Executed at San Leandro, California on June 5, 1991.

/S/  Richard M. Kahler                  /S/ Randall D. Greenfield
---------------------------             ------------------------------
Richard M. Kahler                       Randall D. Greenfield

[STAMP: A435443]

[LOGO]

State of California
Office of the Secretary of State
Corporation Division

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this August 10, 1993.

/s/March Fong Eu
Secretary of State

[SEAL]

[STAMP: A435443; ENDORSED FILED in the office of the Secretary of State, State of California AUG 9 1993, MARCH FONG EU Secretary of State]


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION


                                   OF


                          BAY COMMERCIAL SERVICES


     Richard M. Kahler and Randall D. Greenfield certify that:


     l.  They  are  the  duly  elected  and  acting   President  and  Secretary,
respectively, of Bay Commercial Services, a California corporation.


     2. The following amendment is readopted pursuant to Section 710 of the California Corporations Code. ARTICLE EIGHTH is added to the Articles of Incorporation to read as follows:

     "EIGHTH. VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS.


 A. DEFINITIONS. FOR THE PURPOSES OF THIS ARTICLE EIGHTH:

          1. "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person.

          2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.

          3. "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.

          4. "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof, (ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership, (iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and (vi) any Affiliate of any such person.

          5. "Beneficial Owner" shall mean, as to any shares of Voting Stock, a person:


                         (a) who beneficially owns, directly or indirectly, such shares; or

                         (b) who has (i) the right to acquire such shares from another person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding. For purposes of this definition, a Person shall be deemed to own any shares and possess all rights owned or possessed, directly or indirectly, by all of its Associates and Affiliates or by any other person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          6. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 4 of paragraph B of this Article EIGHTH.


          7. "Continuing Director" shall mean any member of the Board of Directors of this corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Shareholder involved in a Business Combination, or an Affiliate or Associate of such Interested Shareholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Shareholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Continuing Directors then on the Board.


          8. "Determination Date" shall mean the date on which an Interested Shareholder became such.


          9. "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.


          10. "Interested Shareholder" shall mean any Person (other than this corporation, any Subsidiary, any employee benefit plan or trust of this corporation or a Subsidiary or any Person who on April 1, 1989 was a director of this corporation) who or which on or after April 1, 1989:


                    (a) is the beneficial owner, directly or indirectly, of more than 5% of the combined voting power of the then outstanding Voting Stock, or is an Affiliate or Associate of such Person; or


                    (b) acts with any other Person through or as a partnership (general or limited), syndicate, or other group for the purpose of acquiring, holding or disposing of securities of this corporation, which entity or group is the Beneficial Owner, directly or indirectly, of 5% of the combined voting power of the outstanding Voting Stock; or


                    (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to a Public Transaction or any series of transactions involving a Public Transaction.


          Any reference to an Interested Shareholder involved in a Business Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such Interested Shareholder. For purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 5 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.


          11. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.


          12. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open-market purchase of shares on a national securities exchange or automated quotation system if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.

          13. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that, for the purposes of the definition of Interested Shareholder the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.


          14. "Voting Stock" shall mean stock of all classes and series of this corporation entitled to vote generally in the election of directors.


B. TRANSACTIONS REQUIRING 66-2/3% AFFIRMATIVE VOTE. In addition to any affirmative vote required by law, by these Articles of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article EIGHTH none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or otherwise.


          1. Any merger or consolidation of this corporation or any Subsidiary with (a) an Interested Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Interested
               Shareholder or an Affiliate or Associate of an Interested Shareholder.


          2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, to or with (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Shareholder of any of the assets of this corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary having an aggregate Fair Market Value of one million dollars or more.


          3. The issuance or transfer by this corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of this corporation or any Subsidiary, or both, to (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Shareholder, except as part of a stock split or dividend in which all shareholders of such class are treated equally, or on the conversion or exchange of securities of this corporation or a Subsidiary acquired by the Interested Shareholders in a transaction approved as herein provided.


          4. Any reclassification of securities (including any reverse stock split), or recapitalization of this corporation, or any merger or consolidation of this corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Shareholder or
               (b) any other person (whether or not itself an Interested Shareholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Shareholder; or as a result of which the shareholders of this corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as part of its articles of incorporation, provisions to the same effect as this Article EIGHTH.


C. EXCEPTIONS TO 66-2/3% AFFIRMATIVE VOTE REQUIREMENT. The requirements of paragraph B of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any other provision of these Articles of Incorporation or otherwise, if the Business Combination shall have been Approved by a Majority of the Continuing Directors, or if a state regulatory authority having jurisdiction under the circumstances shall have determined specifically, and not by implication, that the Business Combination is fair to the holders of the Voting Stock, or if all of the following conditions (other than those which are, by their terms, inapplicable) shall have been met.

          1. The transaction constituting the Business Combination shall provide for a consideration per share to be received by all holders of Common Stock in exchange for all of their shares of Common Stock, and the aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:


                    (a) The Fair Market Value per share of Common Stock on the last trading day before the Announcement Date.


                    (b) The average of the Fair Market Values of a share of Common Stock over each trading day in the 90 calendar days immediately prior to the Announcement Date.


                    (c) If the Announcement Date of such Business Combination is within five years of the Determination Date in respect of the Interested Shareholder involved in such Business Combination, the highest per-share price (including any
                    brokerage   commissions,   transfer   taxes  and  soliciting
                    dealers' fees) paid by such Interested Shareholder to acquire any shares of Common Stock which are or were at any time within such five year period Beneficially Owned by such Interested Shareholder and were acquired by it at any time within such five year period. The price determination in accordance with this subparagraph 1 and the following subparagraph 2 of this paragraph shall be subject to appropriate adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event.


          2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of each such class or series of Voting Stock shall be determined in the same manner as provided in subparagraph 1 above.


          3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by the Interested Shareholder involved in such Business Combination in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Shareholder and, if an Interested Shareholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it.


          4. After such Interested Shareholder has become such and prior to the consummation of such Business Combination:


                    (a) Except as Approved by a Majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding class of stock having a preference over the Common Stock as to dividends.


                    (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as Approved by a Majority of the Continuing
                    Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split or combination of shares), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is Approved by a Majority of the Continuing Directors.


          5. After the Determination Date such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


          6. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall, at this corporation's expense, be mailed to the shareholders of this corporation, no later than the earlier of (a) 30 days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, 60 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which have been Approved by a Majority of the Continuing Directors and furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of Voting Stock other than an Interested Shareholder if such requirement has been Approved by a Majority of Continuing Directors, (such investment banking firm to be Approved by a Majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by this corporation of such opinion).


D. APPROVAL BY A MAJORITY OF THE CONTINUING DIRECTORS.


The power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article EIGHTH, including, without limitation,
(1) whether a Person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any Person, (3) whether a Person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article EIGHTH have been met and (5) such other matters with respect to which a determination is required under this Article EIGHTH shall be exercised in a manner Approved by a Majority of Continuing Directors. The good faith determination with respect to such Approval by a Majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article EIGHTH.


E. NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article EIGHTH shall be construed to relieve an Interested Shareholder of any fiduciary obligation imposed by law.


F. AMENDMENT, REPEAL, ETC. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of this corporation or the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of this corporation, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Article EIGHTH."


     3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.


     4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,079,985. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a 66-2/3% vote of the outstanding shares.


By: /s/Richard M. Kahler              By: /s/ Randall D. Greenfield
    -----------------------               ----------------------------
        Richard M. Kahler             Randall D. Greenfield
        President                     Secretary

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.


Executed at San Leandro, California on August 5, 1993.


/s/Richard M. Kahler                                 /s/Randall D. Greenfield
-----------------------                              ------------------------
Richard M. Kahler                                    Randall D. Greenfield

[STAMP: A476826]

[LOGO]

State of California
Secretary of State
Corporation Division

I, BILL JONES,  Secretary  of State of the State of  California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this JUNE 4, 1996.

/s/Bill Jones
Secretary of State

[SEAL]

[STAMP: A476826; ENDORSED FILED in the office of the Secretary of State of the State of California MAY 30, 1996, BILL JONES, Secretary of State]


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                     OF


                            BAY COMMERCIAL SERVICES


     Richard M. Kahler and Randall D. Greenfield certify that:


     l.  They  are  the  duly  elected  and  acting   President  and  Secretary,
respectively, of Bay Commercial Services, a California corporation.


     2. The following amendment is readopted pursuant to Section 710 of the California Corporations Code. ARTICLE EIGHTH is added to the Articles of Incorporation to read as follows:


     "EIGHTH. Vote Required for Certain Business Combinations.


A.   Definitions.  For the purposes of this Article EIGHTH:


     1. "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person.


     2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.


     3. "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.


     4. "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof, (ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership,
     (iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and (vi) any Affiliate of any such person.


     5. "Beneficial Owner" shall mean, as to any shares of Voting Stock, a person:


          (a) who beneficially owns, directly or indirectly, such shares; or


          (b) who has (i) the right to acquire such shares from another person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding. For purposes of this definition, a Person shall be deemed to own any shares and possess all rights owned or possessed, directly or indirectly, by all of its Associates and Affiliates or by any other person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     6. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 4 of paragraph B of this Article EIGHTH.


     7. "Continuing Director" shall mean any member of the Board of Directors of this corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Shareholder involved in a Business Combination, or an Affiliate or Associate of such Interested Shareholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Shareholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Continuing Directors then on the Board.


     8. "Determination Date" shall mean the date on which an Interested Shareholder became such.


     9. "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.


     10. "Interested Shareholder" shall mean any Person (other than this corporation, any Subsidiary, any employee benefit plan or trust of this corporation or a Subsidiary or any Person who on April 1, 1989 was a director of this corporation) who or which on or after April 1, 1989:


          (a) is the beneficial owner, directly or indirectly, of more than 5% of the combined voting power of the then outstanding Voting Stock, or is an Affiliate or Associate of such Person; or


          (b) acts with any other Person through or as a partnership (general or limited), syndicate, or other group for the purpose of acquiring, holding or disposing of securities of this corporation, which entity or group is the Beneficial Owner, directly or indirectly, of 5% of the combined voting power of the outstanding Voting Stock; or


          (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to a Public Transaction or any series of transactions involving a Public Transaction.


     Any reference to an Interested Shareholder involved in a Business Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such Interested Shareholder. For purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 5 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.


     11.  "Person"  shall  mean  any  individual,   firm,  trust,   partnership,
     association, corporation or other entity.


     12. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open-market purchase of shares on a national securities exchange or automated quotation system if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.

     13. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that, for the purposes of the definition of Interested Shareholder the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.


     14. "Voting Stock" shall mean stock of all classes and series of this corporation entitled to vote generally in the election of directors.


B. TRANSACTIONS REQUIRING 66-2/3% AFFIRMATIVE VOTE. In addition to any affirmative vote required by law, by these Articles of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article EIGHTH none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or otherwise.


     1. Any merger or  consolidation  of this corporation or any Subsidiary with
     (a) an Interested Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder.


     2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, to or with (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Shareholder of any of the assets of this corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary having an aggregate Fair Market Value of one million dollars or more.


     3. The issuance or transfer by this corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of this corporation or any Subsidiary, or both, to (a) an Interested Shareholder or
     (b) any other person (whether or not itself an Interested Shareholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Shareholder, except as part of a stock split or dividend in which all shareholders of such class are treated equally, or on the conversion or exchange of securities of this corporation or a Subsidiary acquired by the Interested Shareholders in a transaction approved as herein provided.


     4. Any reclassification of securities (including any reverse stock split), or recapitalization of this corporation, or any merger or consolidation of this corporation with any of its Subsidiaries or any other transaction
     (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Shareholder; or as a result of which the shareholders of this corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as part of its articles of incorporation, provisions to the same effect as this Article EIGHTH.


C. EXCEPTIONS TO 66-2/3% AFFIRMATIVE VOTE REQUIREMENT. The requirements of paragraph B of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any other provision of these Articles of Incorporation or otherwise, if the Business Combination shall have been Approved by a Majority of the Continuing Directors, or if a state regulatory authority having jurisdiction under the circumstances shall have determined specifically, and not by implication, that the Business Combination is fair to the holders of the Voting Stock, or if all of the following conditions (other than those which are, by their terms, inapplicable) shall have been met.

     1. The transaction constituting the Business Combination shall provide for a consideration per share to be received by all holders of Common Stock in exchange for all of their shares of Common Stock, and the aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:


          (a) The Fair Market Value per share of Common Stock on the last trading day before the Announcement Date.


          (b) The average of the Fair Market Values of a share of Common Stock over each trading day in the 90 calendar days immediately prior to the Announcement Date.


          (c) If the Announcement Date of such Business Combination is within five years of the Determination Date in respect of the Interested Shareholder involved in such Business Combination, the highest per-share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Interested Shareholder to acquire any shares of Common Stock which are or were at any time within such five year period Beneficially Owned by such Interested Shareholder and were acquired by it at any time within such five year period. The price determination in accordance with this subparagraph 1 and the following subparagraph 2 of this paragraph shall be subject to appropriate adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event.


     2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of each such class or series of Voting Stock shall be determined in the same manner as provided in subparagraph 1 above.


     3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by the Interested Shareholder involved in such Business Combination in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Shareholder and, if an Interested Shareholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it.


     4. After such Interested Shareholder has become such and prior to the consummation of such Business Combination:


          (a) Except as Approved by a Majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding class of stock having a preference over the Common Stock as to dividends.


          (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as Approved by a Majority of the Continuing Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split or combination of shares), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is Approved by a Majority of the Continuing Directors.


     5. After the Determination Date such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a
     shareholder),  of  any  loans,  advances,   guarantees,
     pledges or other financial assistance or any tax credits or other tax advantages provided by this corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


     6. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall, at this corporation's expense, be mailed to the shareholders of this corporation, no later than the earlier of (a) 30 days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, 60 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which have been Approved by a Majority of the Continuing
     Directors and furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of Voting Stock other than an Interested Shareholder if such requirement has been Approved by a Majority of Continuing Directors, (such investment banking firm to be Approved by a Majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by this corporation of such opinion).


D. APPROVAL BY A MAJORITY OF THE CONTINUING DIRECTORS. The power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article EIGHTH, including, without limitation, (1) whether a Person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any Person, (3) whether a Person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article EIGHTH have been met and (5) such other matters with respect to which a determination is required under this Article EIGHTH shall be exercised in a manner Approved by a Majority of Continuing Directors. The good faith determination with respect to such Approval by a Majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article EIGHTH.


E. No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article EIGHTH shall be construed to relieve an Interested Shareholder of any fiduciary obligation imposed by law.


F. Amendment, Repeal, etc. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of this corporation or the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of this corporation, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Article EIGHTH."


     3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.


     5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with
     Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 1,076,720. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a 66-2/3% vote of the outstanding shares.




By: /s/Richard M. Kahler                     By: /s/ Randall D. Greenfield
    -------------------------                    --------------------------
    Richard M. Kahler                            Randall D. Greenfield
    President                                    Secretary

               We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.


               Executed at San Leandro, California on May 28, 1996.

    /s/Richard M. Kahler                      /s/Randall D. Greenfield
       -------------------------              ------------------------
        Richard M. Kahler                     Randall D. Greenfield
        President                             Secretary

[STAMP:  A0509810]

[LOGO]

State of California
Secretary of State


I, BILL JONES, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that the same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this _________________.

/s/Bill Jones
Secretary of State

[SEAL]

[STAMP: A0509810; ENDORSED FILED in the office of the Secretary of State of the State of California JUN 11, 1998, BILL JONES, Secretary of State]


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION


                                       OF


                              BAY COMMERCIAL SERVICES


               Richard M. Kahler and Randall D. Greenfield certify that:


               l. They are the duly elected and acting President and Secretary, respectively, of Bay Commercial Services, a California corporation.


               2. The following amendment is readopted pursuant to Section 710 of the California Corporations Code. ARTICLE EIGHTH is added to the Articles of Incorporation to read as follows:


               "EIGHTH.  VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS.


A. Definitions.  For the purposes of this Article EIGHTH:


          1. "Affiliate" shall mean any person who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person.


          2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.


          3. "Approved by a Majority of Continuing Directors" with respect to any matter shall mean that such matter has been approved by a majority vote of the members of the Board of Directors who are not disqualified as provided in the following sentence. Persons shall be disqualified with respect to the vote referred to in the preceding sentence if they are not Continuing Directors.


          4. "Associate" shall mean (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof,
     (ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership, (iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and
     (vi) any Affiliate of any such person.


          5. "Beneficial Owner" shall mean, as to any shares of Voting Stock, a person:


          (a) who beneficially owns, directly or indirectly, such shares; or


          (b) who has (i) the right to acquire such shares from another person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding. For purposes of this definition, a Person shall be deemed to own any shares and possess all rights owned or possessed, directly or indirectly, by all of its Associates and Affiliates or by any other person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          6. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 4 of paragraph B of this Article EIGHTH.


          7. "Continuing Director" shall mean any member of the Board of Directors of this corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Shareholder involved in a Business Combination, or an Affiliate or Associate of such Interested Shareholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Shareholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Continuing Directors then on the Board.


          8. "Determination Date" shall mean the date on which an Interested Shareholder became such.


          9. "Fair Market Value" shall mean: (a) in the case of stock, the closing sale price on the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.


          10. "Interested Shareholder" shall mean any Person (other than this corporation, any Subsidiary, any employee benefit plan or trust of this corporation or a Subsidiary or any Person who on April 1, 1989 was a director of this corporation) who or which on or after April 1, 1989:


          (a) is the beneficial owner, directly or indirectly, of more than 5% of the combined voting power of the then outstanding Voting Stock, or is an Affiliate or Associate of such Person; or


          (b) acts with any other Person through or as a partnership (general or limited), syndicate, or other group for the purpose of acquiring, holding or disposing of securities of this corporation, which entity or group is the Beneficial Owner, directly or indirectly, of 5% of the combined voting power of the outstanding Voting Stock; or


          (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to a Public Transaction or any series of transactions involving a Public Transaction.


          Any reference to an Interested Shareholder involved in a Business Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such Interested Shareholder. For purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 5 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.


          11. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.


          12. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open-market purchase of shares on a national securities exchange or automated quotation system if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.

          13. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that, for the purposes of the definition of Interested Shareholder the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.


          14. "Voting Stock" shall mean stock of all classes and series of this corporation entitled to vote generally in the election of directors.


B. TRANSACTIONS REQUIRING 66-2/3% AFFIRMATIVE VOTE. In addition to any affirmative vote required by law, by these Articles of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article EIGHTH none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or otherwise.


          1. Any merger or consolidation of this corporation or any Subsidiary with (a) an Interested Shareholder or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder.


          2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, to or with (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Shareholder of any of the assets of this corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary having an aggregate Fair Market Value of one million dollars or more.


          3. The issuance or transfer by this corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of this corporation or any Subsidiary, or both, to (a) an Interested Shareholder or
     (b) any other person (whether or not itself an Interested Shareholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Shareholder, except as part of a stock split or dividend in which all shareholders of such class are treated equally, or on the conversion or exchange of securities of this corporation or a Subsidiary acquired by the Interested Shareholders in a transaction approved as herein provided.


          4. Any  reclassification  of securities  (including  any reverse stock split), or recapitalization of this corporation, or any merger or consolidation of this corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Shareholder or (b) any other person (whether or not itself an Interested Shareholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Shareholder; or as a result of which the shareholders of this corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as part of its articles of incorporation, provisions to the same effect as this Article EIGHTH.


C. EXCEPTIONS TO 66-2/3% AFFIRMATIVE VOTE REQUIREMENT. The requirements of paragraph B of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any other provision of these Articles of Incorporation or otherwise, if the Business Combination shall have been Approved by a Majority of the Continuing Directors, or if a state regulatory authority having jurisdiction under the circumstances shall have determined specifically, and not by implication, that the Business Combination is fair to the holders of the Voting Stock, or if all of the following conditions (other than those which are, by their terms, inapplicable) shall have been met.

          1. The transaction constituting the Business Combination shall provide for a consideration per share to be received by all holders of Common Stock in exchange for all of their shares of Common Stock, and the aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:


          (a) The Fair Market Value per share of Common Stock on the last trading day before the Announcement Date.


          (b) The average of the Fair Market Values of a share of Common Stock over each trading day in the 90 calendar days immediately prior to the Announcement Date.


          (c) If the Announcement Date of such Business Combination is within five years of the Determination Date in respect of the Interested Shareholder involved in such Business Combination, the highest per-share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Interested Shareholder to acquire any shares of Common Stock which are or were at any time within such five year period Beneficially Owned by such Interested Shareholder and were acquired by it at any time within such five year period. The price determination in accordance with this subparagraph 1 and the following subparagraph 2 of this paragraph shall be subject to appropriate adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event.


          2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of each such class or series of Voting Stock shall be determined in the same manner as provided in subparagraph 1 above.


          3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by the Interested Shareholder involved in such Business Combination in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Shareholder and, if an Interested Shareholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it.


          4. After such Interested Shareholder has become such and prior to the consummation of such Business Combination:


          (a) Except as Approved by a Majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding class of stock having a preference over the Common Stock as to dividends.


          (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as Approved by a Majority of the Continuing Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split or combination of shares), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is Approved by a Majority of the Continuing Directors.


          5. After the Determination Date such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


          6. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall, at this corporation's expense, be mailed to the shareholders of this corporation, no later than the earlier of (a) 30 days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, 60 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which have been Approved by a Majority of the Continuing
     Directors and furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of Voting Stock other than an Interested Shareholder if such requirement has been Approved by a Majority of Continuing Directors, (such investment banking firm to be Approved by a Majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by this corporation of such opinion).


D. APPROVAL BY A MAJORITY OF THE CONTINUING DIRECTORS.


The power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article EIGHTH, including, without limitation,
(1) whether a Person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any Person, (3) whether a Person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article EIGHTH have been met and (5) such other matters with respect to which a determination is required under this Article EIGHTH shall be exercised in a manner Approved by a Majority of Continuing Directors. The good faith determination with respect to such Approval by a Majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article EIGHTH.


E. NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article EIGHTH shall be construed to relieve an Interested Shareholder of any fiduciary obligation imposed by law.


F. AMENDMENT, REPEAL, ETC. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of this corporation or the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of this corporation, the affirmative vote of the holders of at least 66-2/3% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Article EIGHTH."


          3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.


          4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with
     Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation entitled to vote with respect to the foregoing amendment is 1,080,720. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a 66-2/3% vote of the outstanding shares.


By: /s/Richard M. Kahler                   By: /s/Randall D. Greenfield
    --------------------------                 ---------------------------
    Richard M. Kahler                         Randall D. Greenfield
    President                                 Secretary

               We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.


               Executed at San Leandro, California on June 9, 1998.

    /s/Richard M. Kahler                /s/Randall D. Greenfield
      ------------------------             -----------------------
       Richard M. Kahler                   Randall D. Greenfield
       President                           Secretary